ING USA ANNUITY AND LIFE INSURANCE COMPANY
SEPARATE ACCOUNT B OF ING USA ANNUITY AND LIFE INSURANCE COMPANY

                              PROSPECTUS SUPPLEMENT

                              DATED AUGUST 15, 2005

                          SUPPLEMENT TO THE PROSPECTUS

                              DATED APRIL 29, 2005

                                       FOR

            DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACTS

                                    ISSUED BY

                   ING USA ANNUITY AND LIFE INSURANCE COMPANY

                          ("SMART DESIGN SIMPLECHOICE")

                      -------------------------------------

The information in this supplement updates and amends certain information concerning investment options contained in the above referenced variable annuity prospectus, dated April 29, 2005. Please read this supplement carefully and keep it with your prospectus for future reference.

ING LIFESTYLE PORTFOLIOS

Effective July 1, 2005, the ING T. Rowe Price Growth Equity Portfolio is added to the portfolios listed under, "The following portfolios are within the current group of ING portfolios included in one or more of the ING LifeStyle Portfolios" included in Appendix B, "The Investment Portfolios".

Effective August 15, 2005, the portfolio name, "ING Mercury Focus Value Portfolio" is changed to "ING Mercury Large Cap Value Portfolio" wherever it appears in the prospectus to reflect the change in the portfolio name.

Effective August 29, 2005, the portfolio name, "ING Jennison Equity Opportunities Portfolio" is changed to "ING Wells Fargo Mid Cap Disciplined Portfolio" wherever it appears in the prospectus to reflect the change in the portfolio name.


(Not Printed) - SimpleChoice - August Fund Change Supp                  08/15/05